Sub-Item 77C
Matters Submitted to a Vote of Security Holders
Janus Adviser Series
333-33978      811-09885





SHAREHOLDER MEETINGS (unaudited)

The proposals described below were considered at a special meeting of Berger Small Cap Value Fund II Shareholders. The meeting was held March 7, 2003 in connection with the reorganization of Berger Small Cap Value Fund II into Class I Shares of Janus Adviser Small Cap Value Fund. Tabulations of the votes received on the proposals presented at the meeting appear below. Each vote reported represents a value held on the record date of the meeting. The proposal numbers below correspond to the proposal numbers in the applicable proxy statement. Only proposals voted on by shareholders of Berger Small Cap Value Fund II are shown.




PROPOSAL 1
To approve an Investment Advisory Agreement with Janus Capital Management LLC.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      538,271       17,724      9,020       54.82%     1.80%      0.92%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          95.27%        3.14%      1.59%
----------------------------------------------------------------------

PROPOSAL 3
To approve a Subadvisory Agreement between Janus Capital Management LLC and Bay Isle Financial LLC.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      537,693        18,145     9,177       54.76%      1.85%     0.93%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          95.17%        3.21%      1.62%
----------------------------------------------------------------------

PROPOSAL 4(a)
To approve a change to the Fund's Diversification Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(b)
To approve a change to the Fund's Concentration Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,235        21,148     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.20%        3.74%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(c)
To approve a change to the Fund's Borrowing Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,075        21,308     11,632     54.19%      2.17%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.17%        3.77%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(d)
To approve a change to the Fund's Senior Securities Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(e)
To approve a change to the Fund's Underwriting Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(f)
To approve a change to the Fund's Lending Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,235        21,148     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.20%        3.74%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(g)
To approve a change to the Fund's Real Estate Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(h)
To approve a change to the Fund's Commodities Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------


PROPOSAL 4(i)
To approve a change to the Fund's Investment Companies Policy.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 4(t)
To approve a change to the Fund's Investment Objective to Non-Fundamental.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925      532,288        21,095     11,632     54.21%      2.15%     1.18%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.21%        3.73%     2.06%
----------------------------------------------------------------------

PROPOSAL 5
To approve a distribution and shareholder servicing plan.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II
- INSTITUTIONAL SHARES                 226,465         201,597        -         -          89.02%      0.00%     0.00%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II
-INSTITUTIONAL SHARES                   100.00%       0.00%     0.00%
----------------------------------------------------------------------

PROPOSAL 7
To approve an Agreement and Plan of Reorganization, whereby the Fund would be reorganized into Janus Adviser Small Cap Value Fund, a newly created series of the Janus Funds.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
BERGER SMALL CAP VALUE FUND II          981,925       535,001       23,637     6,377       54.48%      2.41%     0.65%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
BERGER SMALL CAP VALUE FUND II          94.69%        4.18%     1.13%
----------------------------------------------------------------------



SHAREHOLDER MEETINGS

The proposal below was considered at a special meeting of shareholders of Strategic Value Fund of Janus Adviser Series. The meeting was held on May 15, 2003. Tabulations of the votes received on the proposal presented at the meeting appear below. Each vote reported represents a value held on the record date of the meeting.

Proposal 1

To approve an Agreement and Plan of Reorganization providing for the transfer of substantially all of the assets and liabilities of the Janus Adviser Series Strategic Value Fund in exchange for shares of the Janus Adviser Series Mid Cap Value Fund.

                                                              Number of Shares         Percentage of Outstanding Shares
                                          Record
Fund                                   Total Shares   Affirmative   Against   Abstain   Affirmative   Against   Abstain
-----------------------------------------------------------------------------------------------------------------------
JANUS ADVISER STRATEGIC VALUE FUND      618,954       525,531         -       3,846       84.91%       0.00%     0.62%
-----------------------------------------------------------------------------------------------------------------------
                                       Percentage of Shares Voted
----------------------------------------------------------------------
                                       Affirmative   Against   Abstain
JANUS ADVISER STRATEGIC VALUE FUND       99.27%        0.00%     0.73%
----------------------------------------------------------------------
